                                                                                            Exhibit 99.4
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Monthly Operating Report

     ----------------------------------------------------
     CASE NAME: Kitty Hawk International, Inc.                                     ACCRUAL BASIS
     ----------------------------------------------------

     ----------------------------------------------------
     CASE NUMBER: 400-42144                                                            02/13/95, RWD, 2/96
     ----------------------------------------------------

     ----------------------------------------------------
     JUDGE: Barbara J. Houser
     ----------------------------------------------------

                                                   UNITED STATES BANKRUPTCY COURT

                                                     NORTHERN DISTRICT OF TEXAS

                                                           SIXTH DIVISION

                                                      MONTHLY OPERATING REPORT

                                                   MONTH ENDING: NOVEMBER 30, 2001

     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE
     UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY
     THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING
     REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND
     THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY
     KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND
     COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN
     RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF
     WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE PARTY:
     /s/ Drew Keith                                                                     Chief Financial Officer
     ---------------------------------------------------------            ----------------------------------------------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                                    TITLE

     Drew Keith                                                                              12/20/2001
     ---------------------------------------------------------            ----------------------------------------------------------
     PRINTED NAME OF RESPONSIBLE PARTY                                                          DATE

     PREPARER:

     /s/ Jessica L. Wilson                                                             Chief Accounting Officer
     ---------------------------------------------------------            ----------------------------------------------------------
     ORIGINAL SIGNATURE OF PREPARER                                                             TITLE

     Jessica L. Wilson                                                                       12/20/2001
     ---------------------------------------------------------            ----------------------------------------------------------
     PRINTED NAME OF PREPARER                                                                   DATE


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Monthly Operating Report

     ----------------------------------------------------
     CASE NAME: Kitty Hawk International, Inc.                                                       ACCRUAL BASIS-1
     ----------------------------------------------------

     ----------------------------------------------------
     CASE NUMBER: 400-42144                                                         02/13/95, RWD, 2/96
     ----------------------------------------------------


     ----------------------------------------------------

     COMPARATIVE BALANCE SHEET

     ------------------------------------------------------------------------------------------------------------------------
                                           SCHEDULE                        MONTH                  MONTH          MONTH
                                                              ---------------------------------------------------------------
     ASSETS                                 AMOUNT                      October 2001          November 2001
     ------------------------------------------------------------------------------------------------------------------------
     1.      UNRESTRICTED CASH                   $     40,098           $          0           $          0               $0
     ------------------------------------------------------------------------------------------------------------------------
     2.      RESTRICTED CASH                                            $ 24,361,253           $ 12,300,969               $0
     ------------------------------------------------------------------------------------------------------------------------
     3.      TOTAL CASH                          $     40,098           $ 24,361,253           $ 12,300,969               $0
     ------------------------------------------------------------------------------------------------------------------------
     4.      ACCOUNTS RECEIVABLE (NET)           $  9,006,275           $  6,879,795           $  6,852,061               $0
     ------------------------------------------------------------------------------------------------------------------------
     5.      INVENTORY                           $ 20,429,725           $          0           $          0               $0
     ------------------------------------------------------------------------------------------------------------------------
     6.      NOTES RECEIVABLE                                           $          0           $          0               $0
     ------------------------------------------------------------------------------------------------------------------------
     7.      PREPAID EXPENSES                                           $     32,337           $     73,614               $0
     ------------------------------------------------------------------------------------------------------------------------
     8.      OTHER (ATTACH LIST)                 $ 21,367,511          ($347,561,281)         ($335,367,911)              $0
     ------------------------------------------------------------------------------------------------------------------------
     9.      TOTAL CURRENT ASSETS                $ 50,843,609          ($316,287,896)         ($316,141,267)              $0
     ------------------------------------------------------------------------------------------------------------------------
     10.     PROPERTY, PLANT & EQUIPMENT         $474,988,760           $514,146,385           $514,146,385               $0
     ------------------------------------------------------------------------------------------------------------------------
     11.     LESS: ACCUMULATED
             DEPRECIATION / DEPLETION                                   $438,869,930           $438,869,930               $0
     ------------------------------------------------------------------------------------------------------------------------
     12.     NET PROPERTY, PLANT &
             EQUIPMENT                           $474,988,760           $ 75,276,455           $ 75,276,455               $0
     ------------------------------------------------------------------------------------------------------------------------
     13.     DUE FROM INSIDERS                                          $          0           $          0               $0
     ------------------------------------------------------------------------------------------------------------------------
     14.     OTHER ASSETS - NET OF
             AMORTIZATION (ATTACH LIST)                                 $          0           $          0               $0
     ------------------------------------------------------------------------------------------------------------------------
     15.     OTHER (ATTACH LIST)                                        $          0           $          0               $0
     ------------------------------------------------------------------------------------------------------------------------
     16.     TOTAL ASSETS                        $525,832,369          ($241,011,441)         ($240,864,812)              $0
     ------------------------------------------------------------------------------------------------------------------------
     POSTPETITION LIABILITIES
     ------------------------------------------------------------------------------------------------------------------------
     17.     ACCOUNTS PAYABLE                                           $     74,736           $     54,096               $0
     ------------------------------------------------------------------------------------------------------------------------
     18.     TAXES PAYABLE                                              $          0           $          0               $0
     ------------------------------------------------------------------------------------------------------------------------
     19.     NOTES PAYABLE                                              $          0           $          0               $0
     ------------------------------------------------------------------------------------------------------------------------
     20.     PROFESSIONAL FEES                                          $          0           $          0               $0
     ------------------------------------------------------------------------------------------------------------------------
     21.     SECURED DEBT                                               $          0           $          0               $0
     ------------------------------------------------------------------------------------------------------------------------
     22.     OTHER (ATTACH LIST)                                       ($148,543,277)         ($148,484,962)              $0
     ------------------------------------------------------------------------------------------------------------------------
     23.     TOTAL POSTPETITION
             LIABILITIES                                               ($148,468,541)         ($148,430,866)              $0
     ------------------------------------------------------------------------------------------------------------------------
     PREPETITION LIABILITIES
     ------------------------------------------------------------------------------------------------------------------------
     24.     SECURED DEBT                        $ 23,187,921           $ 22,191,944           $ 22,190,304               $0
     ------------------------------------------------------------------------------------------------------------------------
     25.     PRIORITY DEBT                       $  4,672,323           $          0           $          0               $0
     ------------------------------------------------------------------------------------------------------------------------
     26.     UNSECURED DEBT                      $392,188,633           $ 16,707,209           $ 16,702,868               $0
     ------------------------------------------------------------------------------------------------------------------------
     27.     OTHER (ATTACH LIST)                                        $ 75,481,394           $ 75,509,394               $0
     ------------------------------------------------------------------------------------------------------------------------
     28.     TOTAL PREPETITION LIABILITIES       $420,048,877           $114,380,547           $114,402,566               $0
     ------------------------------------------------------------------------------------------------------------------------
     29.     TOTAL LIABILITIES                   $420,048,877           ($34,087,994)          ($34,028,300)              $0
     ------------------------------------------------------------------------------------------------------------------------
     EQUITY
     ------------------------------------------------------------------------------------------------------------------------
     30.     PREPETITION OWNERS' EQUITY                                 $ 16,327,446           $ 16,327,446               $0
     ------------------------------------------------------------------------------------------------------------------------
     31.     POSTPETITION CUMULATIVE
             PROFIT OR (LOSS)                                          ($223,250,893)         ($223,163,958)              $0
     ------------------------------------------------------------------------------------------------------------------------
     32.     DIRECT CHARGES TO EQUITY
             (ATTACH EXPLANATION)
     ------------------------------------------------------------------------------------------------------------------------
     33.     TOTAL EQUITY                        $          0          ($206,923,447)         ($206,836,512)              $0
     ------------------------------------------------------------------------------------------------------------------------
     34.     TOTAL LIABILITIES &
             OWNERS' EQUITY                      $420,048,877          ($241,011,441)         ($240,864,812)              $0
     ------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                                          Monthly Operating Report

      ------------------------------------------------------------------------
      CASE NAME:  Kitty Hawk International, Inc.                                      ACCRUAL BASIS-2
      ------------------------------------------------------------------------

      ------------------------------------------------------------------------
      CASE NUMBER: 400-42144                                                             02/13/95, RWD, 2/96
      ------------------------------------------------------------------------

      --------------------------------------------
      INCOME STATEMENT
      ----------------------------------------------------------------------------------------------------------------------------
                                                        MONTH                  MONTH                  MONTH            QUARTER
                                                  ------------------------------------------------------------
      REVENUES                                      October 2001           November 2001                                TOTAL
      ----------------------------------------------------------------------------------------------------------------------------
      1.     GROSS REVENUES                              $     0               $371,814                 $0              $371,814
      ---------------------------------------------------------------------------------------------------------------------------
      2.     LESS: RETURNS & DISCOUNTS                   $     0               $      0                 $0              $      0
      ---------------------------------------------------------------------------------------------------------------------------
      3.     NET REVENUE                                 $     0               $371,814                 $0              $371,814
      ---------------------------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      ---------------------------------------------------------------------------------------------------------------------------
      4.     MATERIAL                                    $     0               $      0                 $0              $      0
      ---------------------------------------------------------------------------------------------------------------------------
      5.     DIRECT LABOR                                $     0               $      0                 $0              $      0
      ---------------------------------------------------------------------------------------------------------------------------
      6.     DIRECT OVERHEAD                             $     0               $      0                 $0              $      0
      ---------------------------------------------------------------------------------------------------------------------------
      7.     TOTAL COST OF GOODS SOLD                    $     0               $      0                 $0              $      0
      ---------------------------------------------------------------------------------------------------------------------------
      8.     GROSS PROFIT                                $     0               $371,814                 $0              $371,814
      ---------------------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      ---------------------------------------------------------------------------------------------------------------------------
      9.     OFFICER / INSIDER COMPENSATION              $     0               $      0                 $0              $      0
      ---------------------------------------------------------------------------------------------------------------------------
      10.    SELLING & MARKETING                         $     0               $      0                 $0              $      0
      ---------------------------------------------------------------------------------------------------------------------------
      11.    GENERAL & ADMINISTRATIVE                    $35,399               $ 81,449                 $0              $116,848
      ---------------------------------------------------------------------------------------------------------------------------
      12.    RENT & LEASE                                $     0               $      0                 $0              $      0
      ---------------------------------------------------------------------------------------------------------------------------
      13.    OTHER (ATTACH LIST)                         $     0               $      0                 $0              $      0
      ---------------------------------------------------------------------------------------------------------------------------
      14.    TOTAL OPERATING EXPENSES                    $35,399               $ 81,449                 $0              $116,848
      ---------------------------------------------------------------------------------------------------------------------------
      15.    INCOME BEFORE NON-OPERATING
             INCOME & EXPENSE                           ($35,399)              $290,365                 $0              $254,966
      ---------------------------------------------------------------------------------------------------------------------------
      OTHER INCOME & EXPENSES
      ---------------------------------------------------------------------------------------------------------------------------
      16.    NON-OPERATING INCOME (ATT. LIST)            $     0               $      0                 $0              $      0
      ---------------------------------------------------------------------------------------------------------------------------
      17.    NON-OPERATING EXPENSE (ATT. LIST)           $     0               $      0                 $0              $      0
      ---------------------------------------------------------------------------------------------------------------------------
      18.    INTEREST EXPENSE                            $    30               $     21                 $0              $     51
      ---------------------------------------------------------------------------------------------------------------------------
      19.    DEPRECIATION / DEPLETION                    $     0               $      0                 $0              $      0
      ---------------------------------------------------------------------------------------------------------------------------
      20.    AMORTIZATION                                $ 7,942               $  7,942                 $0              $ 15,884
      ---------------------------------------------------------------------------------------------------------------------------
      21.    OTHER (ATTACH LIST)                           ($729)              ($67,654)                $0              ($68,383)
      ---------------------------------------------------------------------------------------------------------------------------
      22.    NET OTHER INCOME & EXPENSES                 $ 7,243               ($59,691)                $0              ($52,448)
      ---------------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ---------------------------------------------------------------------------------------------------------------------------
      23.    PROFESSIONAL FEES                           $     0               $205,164                 $0              $205,164
      ---------------------------------------------------------------------------------------------------------------------------
      24.    U.S. TRUSTEE FEES                           $     0               $      0                 $0              $      0
      ---------------------------------------------------------------------------------------------------------------------------
      25.    OTHER (ATTACH LIST)                         $     0               $      0                 $0              $      0
      ---------------------------------------------------------------------------------------------------------------------------
      26.    TOTAL REORGANIZATION EXPENSES               $     0               $205,164                 $0              $205,164
      ---------------------------------------------------------------------------------------------------------------------------
      27.    INCOME TAX                                 ($17,057)              $ 57,956                 $0              $ 40,899
      ---------------------------------------------------------------------------------------------------------------------------
      28.    NET PROFIT (LOSS)                          ($25,585)              $ 86,936                 $0              $ 61,351
      ---------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                         Monthly Operating Report

        -----------------------------------------------------------
        CASE NAME: Kitty Hawk International, Inc.                                ACCRUAL BASIS-3
        -----------------------------------------------------------

        -----------------------------------------------------------
        CASE NUMBER: 400-42144                                                           02/13/95, RWD, 2/96
        -----------------------------------------------------------

        --------------------------------------------------------------------------------------------------------------------------
        CASH RECEIPTS AND                                   MONTH                MONTH              MONTH         QUARTER
                                                    -----------------------------------------------------------
        DISBURSEMENTS                                    October 2001        November 2001                         TOTAL
        --------------------------------------------------------------------------------------------------------------------------
        1.     CASH - BEGINNING OF MONTH                                $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        RECEIPTS FROM OPERATIONS
        --------------------------------------------------------------------------------------------------------------------------
        2.     CASH SALES                                               $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        COLLECTION OF ACCOUNTS RECEIVABLE
        --------------------------------------------------------------------------------------------------------------------------
        3.     PREPETITION                                              $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        4.     POSTPETITION                                             $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        5.     TOTAL OPERATING RECEIPTS                                 $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        NON - OPERATING RECEIPTS
        --------------------------------------------------------------------------------------------------------------------------
        6.     LOANS & ADVANCES (ATTACH LIST)                           $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        7.     SALE OF ASSETS                                           $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        8.     OTHER (ATTACH LIST)                                      $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        9.     TOTAL NON-OPERATING RECEIPTS                             $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        10.    TOTAL RECEIPTS                                           $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        11.    TOTAL CASH AVAILABLE                                     $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        OPERATING DISBURSEMENTS
        --------------------------------------------------------------------------------------------------------------------------
        12.    NET PAYROLL                                              $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        13.    PAYROLL TAXES PAID                                       $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        14.    SALES, USE & OTHER TAXES PAID                            $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        15.    SECURED / RENTAL / LEASES                                $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        16.    UTILITIES                                                $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        17.    INSURANCE                                                $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        18.    INVENTORY PURCHASES                                      $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        19.    VEHICLE EXPENSES                                         $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        20.    TRAVEL                                                   $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        21.    ENTERTAINMENT                                            $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        22.    REPAIRS & MAINTENANCE                                    $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        23.    SUPPLIES                                                 $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        24.    ADVERTISING                                              $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        25.    OTHER (ATTACH LIST)                                      $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        26.    TOTAL OPERATING DISBURSEMENTS                            $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        REORGANIZATION EXPENSES
        --------------------------------------------------------------------------------------------------------------------------
        27.    PROFESSIONAL FEES                                        $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        28.    U.S. TRUSTEE FEES                                        $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        29.    OTHER (ATTACH LIST)                                      $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        30.    TOTAL REORGANIZATION EXPENSES                            $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        31.    TOTAL DISBURSEMENTS                                      $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        32.    NET CASH FLOW                                            $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------
        33.    CASH - END OF MONTH                                      $0                   $0             $0                 $0
        --------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                           Monthly Operating Report

   ----------------------------------------------
   CASE NAME: Kitty Hawk International, Inc.                        ACCRUAL BASIS-4
   ----------------------------------------------

   ----------------------------------------------
   CASE NUMBER: 400-42144                                                  02/13/95, RWD, 2/96
   ----------------------------------------------

   -------------------------------------------------------------------------------------------------------------------
                                                    SCHEDULE          MONTH           MONTH               MONTH
                                                                 -----------------------------------------------------
   ACCOUNTS RECEIVABLE AGING                         AMOUNT        October 2001    November 2001
   -------------------------------------------------------------------------------------------------------------------
   1.      0-30                                                     $        0       $        0           $     0
   -------------------------------------------------------------------------------------------------------------------
   2.      31-60                                                    $    5,000       $    5,000           $     0
   -------------------------------------------------------------------------------------------------------------------
   3.      61-90                                                    $        0       $        0           $     0
   -------------------------------------------------------------------------------------------------------------------
   4.      91+                                                      $6,874,795       $6,847,061           $     0
   -------------------------------------------------------------------------------------------------------------------
   5.      TOTAL ACCOUNTS RECEIVABLE                   $ 0          $6,879,795       $6,852,061           $     0
   -------------------------------------------------------------------------------------------------------------------
   6.      AMOUNT CONSIDERED UNCOLLECTIBLE                          $        0       $        0           $     0
   -------------------------------------------------------------------------------------------------------------------
   7.      ACCOUNTS RECEIVABLE (NET)                   $ 0          $6,879,795       $6,852,061           $     0
   -------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------

   AGING OF POSTPETITION TAXES AND PAYABLES                           MONTH:   November 2001
                                                                              ----------------------------------------
   -------------------------------------------------------------------------------------------------------------------
                                           0-30       31-60          61-90              91+
   TAXES  PAYABLE                          DAYS        DAYS           DAYS              DAYS               TOTAL
   -------------------------------------------------------------------------------------------------------------------

   1.      FEDERAL                      $     0        $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   2.      STATE                        $     0        $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   3.      LOCAL                        $     0        $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   4.      OTHER (ATTACH LIST)          $     0        $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   5.      TOTAL TAXES PAYABLE          $     0        $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------
   6.      ACCOUNTS PAYABLE            ($12,445)       $859           $880             $64,802            $54,096
   -------------------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------

   STATUS OF POSTPETITION TAXES                                         MONTH:   November 2001
                                                                              ----------------------------------------
   -------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING       AMOUNT                                ENDING
                                                       TAX        WITHHELD AND/        AMOUNT              TAX
   FEDERAL                                          LIABILITY*     0R ACCRUED           PAID             LIABILITY
   -------------------------------------------------------------------------------------------------------------------
   1.      WITHHOLDING**                               $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   2.      FICA-EMPLOYEE**                             $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   3.      FICA-EMPLOYER**                             $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   4.      UNEMPLOYMENT                                $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   5.      INCOME                                      $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   6.      OTHER (ATTACH LIST)                         $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   7.      TOTAL FEDERAL TAXES                         $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   STATE AND LOCAL
   -------------------------------------------------------------------------------------------------------------------
   8.      WITHHOLDING                                 $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   9.      SALES                                       $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   10.     EXCISE                                      $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   11.     UNEMPLOYMENT                                $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   12.     REAL PROPERTY                               $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   13.     PERSONAL PROPERTY                           $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   14.     OTHER (ATTACH LIST)                         $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   15.     TOTAL STATE & LOCAL                         $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------
   16.     TOTAL TAXES                                 $  0           $  0             $     0            $     0
   -------------------------------------------------------------------------------------------------------------------

   * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

   ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

        -------------------------------------------
        CASE NAME: Kitty Hawk International, Inc.    ACCRUAL BASIS-5
        -------------------------------------------

        -------------------------------------------
        CASE NUMBER: 400-42144                          02/13/95, RWD, 2/96
        -------------------------------------------


        The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                                         MONTH:  November 2001
                                                                                                ------------------------------------
        -------------------------------------
        BANK RECONCILIATIONS

                                                             Account #1        Account #2            Account #3
        ----------------------------------------------------------------------------------------------------------------------------
        A.       BANK:                                        Bank One          Bank One              Bank One
        ---------------------------------------------------------------------------------------------------------------
        B.       ACCOUNT NUMBER:                             1559691322        1559691330            9320014690            TOTAL
        ---------------------------------------------------------------------------------------------------------------
        C.       PURPOSE (TYPE):                               Deposit           Payroll          Health Insurance
        ----------------------------------------------------------------------------------------------------------------------------
        1.       BALANCE PER BANK STATEMENT                               $0                $0                    $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        2.       ADD: TOTAL DEPOSITS NOT CREDITED                         $0                $0                    $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        3.       SUBTRACT: OUTSTANDING CHECKS                             $0                $0                    $0              $0
         ---------------------------------------------------------------------------------------------------------------------------
        4.       OTHER RECONCILING ITEMS                                  $0                $0                    $0              $0
         ---------------------------------------------------------------------------------------------------------------------------
        5.       MONTH END BALANCE PER BOOKS                              $0                $0                    $0              $0
        ----------------------------------------------------------------------------------------------------------------------------
        6.       NUMBER OF LAST CHECK WRITTEN             N/A - Lockbox only    No activity         Account closed
        ----------------------------------------------------------------------------------------------------------------------------

        -------------------------------------
        INVESTMENT ACCOUNTS

        ----------------------------------------------------------------------------------------------------------------------------
                                                                DATE OF         TYPE OF               PURCHASE           CURRENT
        BANK, ACCOUNT NAME & NUMBER                             PURCHASE       INSTRUMENT               PRICE             VALUE
        ----------------------------------------------------------------------------------------------------------------------------
        7.       N/A
        ----------------------------------------------------------------------------------------------------------------------------
        8.       N/A
        ----------------------------------------------------------------------------------------------------------------------------
        9.       N/A
        ----------------------------------------------------------------------------------------------------------------------------
        10.      N/A
        ----------------------------------------------------------------------------------------------------------------------------
        11.      TOTAL INVESTMENTS                                                                      $0                       $0
        ----------------------------------------------------------------------------------------------------------------------------

        -------------------------------------
        CASH

        ----------------------------------------------------------------------------------------------------------------------------
        12.      CURRENCY ON HAND                                                                                                $0
        ----------------------------------------------------------------------------------------------------------------------------
        ----------------------------------------------------------------------------------------------------------------------------
        13.      TOTAL CASH - END OF MONTH                                                                                       $0
        ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Monthly Operating Report

    -------------------------------------------
    CASE NAME: Kitty Hawk International, Inc.      ACCRUAL BASIS-6
    -------------------------------------------

    -------------------------------------------
    CASE NUMBER: 400-42144                            02/13/95, RWD, 2/96
    -------------------------------------------

                                                      MONTH: November 2001
                                                     ---------------------

    -------------------------------------------
    PAYMENTS TO INSIDERS AND PROFESSIONALS
    -------------------------------------------

    OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
    CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

    --------------------------------------------------------------------------
                                    INSIDERS
    --------------------------------------------------------------------------
                                  TYPE OF          AMOUNT        TOTAL PAID
              NAME                PAYMENT           PAID           TO DATE
    --------------------------------------------------------------------------
    1.   Pete Sanderlin        Salary                  $0          $17,200
    --------------------------------------------------------------------------
    2.   Tom Mealie            Salary                  $0          $17,200
    --------------------------------------------------------------------------
    3.   N/A
    --------------------------------------------------------------------------
    4.   N/A
    --------------------------------------------------------------------------
    5.   N/A
    --------------------------------------------------------------------------
    6.   TOTAL PAYMENTS
         TO INSIDERS                                   $0          $34,400
    --------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------
                                                 PROFESSIONALS
    --------------------------------------------------------------------------------------------------------
                             DATE OF COURT                                                        TOTAL
                           ORDER AUTHORIZING       AMOUNT          AMOUNT        TOTAL PAID      INCURRED
             NAME               PAYMENT           APPROVED          PAID          TO DATE        & UNPAID*
    --------------------------------------------------------------------------------------------------------
    1.   N/A
    --------------------------------------------------------------------------------------------------------
    2.   N/A
    --------------------------------------------------------------------------------------------------------
    3.   N/A
    --------------------------------------------------------------------------------------------------------
    4.   N/A
    --------------------------------------------------------------------------------------------------------
    5.   N/A
    --------------------------------------------------------------------------------------------------------
    6.   TOTAL PAYMENTS
         TO PROFESSIONALS                               $0             $0                $0            $0
    --------------------------------------------------------------------------------------------------------

    * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

    -----------------------------------------------------------------
    POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
    -----------------------------------------------------------------

    -------------------------------------------------------------------------------------------
                                                  SCHEDULED         AMOUNTS
                                                   MONTHLY            PAID           TOTAL
                                                   PAYMENTS          DURING          UNPAID
             NAME OF CREDITOR                        DUE             MONTH        POSTPETITION
    -------------------------------------------------------------------------------------------
    1.   GE Capital                                  $  855          $  855                 $0
    -------------------------------------------------------------------------------------------
    2.   GE Capital                                  $  784          $  784                 $0
    -------------------------------------------------------------------------------------------
    3.   GE Capital                                varies            $    0                 $0
    -------------------------------------------------------------------------------------------
    4.   N/A                                                         $    0                 $0
    -------------------------------------------------------------------------------------------
    5.   N/A                                                                                $0
    -------------------------------------------------------------------------------------------
    6    TOTAL                                       $1,639          $1,639                 $0
    -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                                          Monthly Operating Report

    ------------------------------------------------
    CASE NAME: Kitty Hawk International, Inc.                      ACCRUAL BASIS-7
    ------------------------------------------------

    ------------------------------------------------
    CASE NUMBER: 400-42144                                                02/13/95, RWD, 2/96
    ------------------------------------------------

                                                                   MONTH: November 2001
                                                                         -------------------------

    ------------------------------
    QUESTIONNAIRE
    ----------------------------------------------------------------------------------------------

                                                                                  YES          NO
    ----------------------------------------------------------------------------------------------
    1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
         THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                  X
    ----------------------------------------------------------------------------------------------
    2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
         OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                            X
    ----------------------------------------------------------------------------------------------
    3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
         LOANS) DUE FROM RELATED PARTIES?                                                      X
    ----------------------------------------------------------------------------------------------
    4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
         THIS REPORTING PERIOD?                                                    X
    ----------------------------------------------------------------------------------------------
    5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
         DEBTOR FROM ANY PARTY?                                                                X
    ----------------------------------------------------------------------------------------------
    6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                          X
    ----------------------------------------------------------------------------------------------
    7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
         PAST DUE?                                                                             X
    ----------------------------------------------------------------------------------------------
    8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                      X
    ----------------------------------------------------------------------------------------------
    9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                            X
    ----------------------------------------------------------------------------------------------
    10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
         DELINQUENT?                                                                           X
    ----------------------------------------------------------------------------------------------
    11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
         REPORTING PERIOD?                                                                     X
    ----------------------------------------------------------------------------------------------
    12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                       X
    ----------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
    Item 4 - Payments made to GE Capital as equipment is in use by other Kitty Hawk entities. Additionally, a $12,000,000 disbursement was made out of the restricted cash account by the trustee for the bondholders. These funds were applied to the outstanding Senior Secured
    Debt on the books of Kitty Hawk Inc. - case number 400-42141. The company currently has no control over these funds.

--------------------------------------------------------------------------------

    ------------------------------
    INSURANCE
    ----------------------------------------------------------------------------------------------
                                                                                  YES          NO
    ----------------------------------------------------------------------------------------------
    1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
         NECESSARY INSURANCE COVERAGES IN EFFECT?                                  X
    ----------------------------------------------------------------------------------------------
    2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                    X
    ----------------------------------------------------------------------------------------------
    3.   PLEASE ITEMIZE POLICIES BELOW.
    ----------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------
                                           INSTALLMENT PAYMENTS
    ----------------------------------------------------------------------------------------------
             TYPE OF                                                              PAYMENT AMOUNT
             POLICY                       CARRIER          PERIOD COVERED          & FREQUENCY
    ----------------------------------------------------------------------------------------------
         See Kitty Hawk, Inc. Case #400-42141
    ----------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------

    ----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

    -----------------------------------------------------------
    CASE NAME:  Kitty Hawk International, Inc.                               FOOTNOTES SUPPLEMENT
    -----------------------------------------------------------

    -----------------------------------------------------------
    CASE NUMBER: 400-42144                                                   ACCRUAL BASIS

    -----------------------------------------------------------

                                                                       MONTH:          November 2001
                                                                              -------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
     ACCRUAL BASIS FORM NUMBER    LINE NUMBER                                   FOOTNOTE / EXPLANATION
    --------------------------------------------------------------------------------------------------------------------------------
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
               6                                  All Professional fees related to the Reorganization of the
    --------------------------------------------------------------------------------------------------------------------------------
                                                   Company are disbursed out of Kitty Hawk, Inc. (Parent
    --------------------------------------------------------------------------------------------------------------------------------
                                                   Company). Refer to Case # 400-42141
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
               7                                  All insurance plans related to the Company are carried
    --------------------------------------------------------------------------------------------------------------------------------
                                                   at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    --------------------------------------------------------------------------------------------------------------------------------
                                                   400-42141.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
              General                             This operation closed in May of 2000. Costs incurred during
    --------------------------------------------------------------------------------------------------------------------------------
                                                   April 2001 consisted of costs associated with shut down
    --------------------------------------------------------------------------------------------------------------------------------
                                                   procedures and maintaining collateral.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
               3                       8          All cash received into the Company cash accounts is swept
    --------------------------------------------------------------------------------------------------------------------------------
                                                   each night to Kitty Hawk, Inc. Master Account (see Case
    --------------------------------------------------------------------------------------------------------------------------------
                                                   #400-42141).
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
               3                      31          All disbursements (either by wire transfer or check), including payroll, are
    --------------------------------------------------------------------------------------------------------------------------------
                                                   disbursed out of the Kitty Hawk, Inc. controlled disbursement
    --------------------------------------------------------------------------------------------------------------------------------
                                                   account.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
               4                       6          All assessments of uncollectible accounts receivable are done
    --------------------------------------------------------------------------------------------------------------------------------
                                                   at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
    --------------------------------------------------------------------------------------------------------------------------------
                                                   are recorded at Inc. and pushed down to Inc.'s subsidiaries
    --------------------------------------------------------------------------------------------------------------------------------
                                                   as deemed necessary.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
               3                      28          All payments are made by Kitty Hawk, Inc. (Case #400-42141)
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------
               6                    General       The monthly GE Capital payments in the last year of the scheduled payments
    --------------------------------------------------------------------------------------------------------------------------------
                                                   are significantly less than payments previously made.
    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

    --------------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items


ACCRUAL BASIS-1                                         November 2001


8.  OTHER (ATTACH LIST)                              $   (335,367,911) Reported
                                                     ----------------
         Intercompany Receivables                        (350,857,301)
         A/R Senior Noteholders                               887,122
         A/R 401(k) Loan                                       (4,535)
         A/R Insurance                                        133,954
         A/R Auction Proceeds                                       -
         A/R Aging Reconciling item                           109,021
         Deferred Taxes                                    13,097,746
         Loan Org Costs                                         7,942
         Deposits - Aircraft                                  360,971
         Deposits - Rent                                      481,774
         Security Deposit                                     415,395
                                                     ----------------
                                                         (335,367,911)Detail
                                                     ----------------
                                                                    - Difference

22. OTHER (ATTACH LIST)                              $   (148,484,962)Reported
                                                     ----------------
         Accrued income taxes                            (148,775,970)
         Accrued Misc                                         279,508
         Customer deposit                                           -
         Accrued Fuel                                          11,500
                                                     ----------------
                                                         (148,484,962)Detail

                                                     ----------------
                                                                    - Difference

27. OTHER (ATTACH LIST)                              $     75,509,394 Reported
                                                     ----------------
         Deferred Taxes                                    87,246,212
         Accrued Taxes payable                            (18,954,646)
         Aircraft Maintenance Reserves                              -
         Accrued Fuel expenses                              5,403,028
         Prepaid Fuel                                      (5,633,963)
         Accrued Salaries/Vacation/Employee Benefits        4,075,349
         Uncleared 4/28/00 Payroll Checks                      66,601
         A/P Other/Accrued/Unrecorded                        (275,816)
         Purchase reserves                                  1,762,176
         Accrued Landing fees/parking/cargo fees            1,646,149
         Various accrued taxes                              1,313,200

CASE NAME: Kitty Hawk International, Inc.

CASE NUMBER: 400-42144

Details of Other Items

        Other Misc accruals                                     (1,138,896)
                                                            --------------
                                                                75,509,394  Detail
                                                            --------------
                                                                        -   Differnece

ACCRUAL BASIS-2

21  NON-OPERATING INCOME (ATT. LIST)                          ($    67,654) Reported
                                                            --------------
        Interest income on restricted cash investments             (67,654)
        Gain on asset sales                                             -
                                                            --------------
                                                                   (67,654) Detail
                                                            --------------
                                                                        -   Differnece


ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                                                 -   Reported
                                                            --------------
        Transfer to Inc - all money sweeps
          to KH Inc. Case #400-42141
                                                            --------------
                                                                        -   Detail
                                                            --------------
                                                                        -   Difference